TAXES - Aggregate amount and per share effect (Details) - USD ($)	6 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
TAXES
The aggregate amount of PRC preferential tax rate	$ 250,663	$ 259,890
The aggregate effect on basic net (loss) income per share	$ (0.53)	$ (0.77)
The aggregate effect on diluted net (loss) income per share	$ (0.53)	$ (0.77)